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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2004

ASIA PAYMENT SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-30013	98-0204780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 5th Avenue
Suite 4100
Seattle, Washington 98104
(Address of principal executive offices)

(206) 447-1379
(Registrant's telephone number, including area code)

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
Exhibit	Document Description
99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

On February 24, 2004 we announced that we have received clearance from the National Association of Securities Dealers (NASD) to trade on the Over the Counter Bulletin Board (OTC: BB) under the symbol APYM and continuing market development activities for the Chinese Credit Card market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASIA PAYMENT SYSTEMS, INC. (Registrant)

Date: March 3, 2004	/s/ John Fraser
John Fraser, Vice-President and Principal Financial Officer